THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

March 27, 2000

Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') as of February 29, 2000. Included are a market commentary, a schedule of the Fund's investments, and financial statements for the year ended February 29, 2000.

The net asset value of the Fund increased from $10.21 per share on February 26, 1999 to $12.08 on February 29, 2000. Dividends from net investment income totaling $1.59 were paid during the 12-month period. Assuming the reinvestment of dividends, the Fund returned 36.53% based on the net asset value for the year ended February 29, 2000. In comparison, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+')1 returned 34.57% for the same period.

EMERGING MARKETS DEBT

During the fiscal year ended February 29, 2000, the emerging debt market performed very well, particularly in a difficult fixed-income period. The 34.57% return of the EMBI+ compares very favorably with the 1.16% return of the Salomon Smith Barney Broad Investment Grade Bond Index2 over the same time period. The fiscal year opened in the aftermath of the Brazilian devaluation, which had put strong downward pressure on the entire market in January 1999. When Brazil responded to the devaluation with a comprehensive program of fiscal and monetary reforms, the market rallied. Overall market performance for the fiscal year was dominated by returns from a handful of countries, including Russia, Brazil and Venezuela. Spreads in the market narrowed from 1,330 basis points over Treasuries at the beginning of the fiscal year to 816 basis points at year-end.

The recovery in the emerging bond markets in 1999 was driven by a variety of factors; some related to improvements in fundamental creditworthiness and others related to technical factors. Fundamentally, sovereign credit quality was positively impacted by rising commodity prices, particularly oil prices. Oil producers were among the best performing countries in the emerging markets in 1999. Credit quality in emerging markets also improved with the economic rebound in Asia and evidence of economic recovery in Latin America, especially in Argentina and Brazil. The presidential election cycle in a number of Latin American countries provided further evidence of improved credit quality. Argentina held its regularly scheduled presidential election in 1999, with the opposition candidate winning. Upcoming elections in Russia, Mexico and Peru are likely to continue this trend of fair and open elections which encourages wider investor participation in the asset class.

The improvement in credit fundamentals attracted new capital flows into emerging markets. Portfolio flows improved throughout the fiscal year, and have continued in 2000 as Mexico's upgrade to investment grade status attracted a broader group of investors to the asset class. Foreign direct investment has also rebounded strongly in Latin America, aiding the overall investment environment.

---------
1 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

2 The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Return volatilities for emerging markets debt declined over year-earlier levels. The decline in volatility is a function of reduced leverage in the market, coupled with expanded investor interest in the asset class. Twelve-month volatility for emerging markets debt averaged approximately 10%, dramatically below the 15% long-term historical level of Index.

For the year ended February 29, 2000, outperformers in the emerging markets included Russia, Brazil and Venezuela. The remaining EMBI+ countries hurt the overall return.

On February 29, 2000, the top country allocations (as a percentage of total investments) for the Fund were as follows:

Venezuela.............................  21.3%      Ivory Coast...........................   5.5%
Russia................................   6.7       Morocco...............................   9.9
Croatia...............................   5.7       Peru..................................   5.9
Brazil................................  17.9       Algeria...............................   9.1
Bulgaria..............................   6.6       Argentina.............................   5.9

The following is a brief description of each sector's highlights over the past year:

LATIN AMERICA

The key developments in Latin America during the Fund's fiscal year included Brazil's recovery from the after-effects of its devaluation, Venezuela's continued improvement in credit quality, successful financings by a number of countries and Ecuador's default on its Brady bond issue.

Financing Trends. Latin American countries were large debt issuers during the year ended February 29, 2000. Argentina, Brazil and Mexico were all large issuers during 1999 as they met renewed market interest with a combination of new financing and refinancing of existing issues. The volume of financing for the three Latin countries was remarkably similar in 1999 and 1998. Each year had a quarter of relatively low issuance, the last quarter of 1998 and the first quarter of 1999. The pace of financing in the first two months of 2000 is running substantially ahead of the overall level for 1999.

Brazil. As mentioned previously, the most notable event to occur in Brazil during the period was the recovery from the effects of the devaluation of the country's local currency, the real, in January 1999. The devaluation caused spillover throughout Latin America, but the deterioration in market sentiment was short-lived. Shortly after the devaluation, the government made significant progress in fiscal reform by obtaining the long awaited social security reform and CPMF (retired civil servant contribution rate increase) approvals. These developments, in addition to the appointment of a highly respected Central Bank head and the potential of a revised program with the International Monetary Fund ('IMF'), stabilized Brazilian markets. Brazil consistently surprised the market during the Fund's fiscal year with positive fiscal and monetary news. The currency stabilized, interest rates were reduced and economic expansion has resumed. Brazil returned 46.88% over the year ended February 29, 2000.

Venezuela. Venezuela's Constituent Assembly completed the draft of the new Constitution during the Fund's fiscal year. The Constitution calls for national elections that are scheduled for May 28, 2000. We expect the new Constitution to be ratified by the voters and President Chavez to win re-election. Oil price strength improved Venezuela's credit quality throughout 1999. Venezuela returned 40.21% during the Fund's fiscal year. We continue to overweight Venezuela for several reasons: Venezuela's financing needs in 2000 are relatively limited; oil prices remain substantially above budgeted levels; and Venezuelan spreads are at particularly wide levels, versus other similarly rated countries.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Ecuador. Ecuador had a few noteworthy negative developments during the Fund's fiscal year. In October, the Ecuadorian government failed to make a scheduled payment on its Eurobonds, adding this default to its August default on Brady bonds. The participants in the ultimate resolution of these defaults include the administration and congress in Ecuador (controlled by opposition parties), the IMF and the bondholders. Each of these groups has different goals and timetables that must be resolved before Ecuador can restructure its debt. We have not seen any evidence to indicate that the government has come up with a coordinated strategy for dealing with the default.

MIDDLE EAST/AFRICA

The primary credits in the region experienced varied economic results during the year ended February 29, 2000. Algeria benefited from rising oil and gas prices and renewed political stability. New elected president Abdelaziz Bouteflika has been very effective in reducing the level of political violence in the country. Rising oil prices have substantially improved the country's budget balance.

Moroccan King Hassan II died after 38 years on the throne and has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new King. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government investments in Morocco.

During the final week of calendar year 1999, the president of the Ivory Coast was removed in a military coup. General Guei has assumed the presidency on an interim basis and named an interim cabinet to serve until presidential elections in June. While any coup is a destabilizing event, there are some potential positives which may develop. Corruption was a major problem with the deposed administration, and General Guei has pledged to address this issue. Failure to address the corruption problem was a major reason for suspension of recent talks with the IMF. In addition, an early favorite for president in the June elections is a former deputy director of the IMF. While the coup has had a very negative immediate impact on Ivory Coast debt, there could be some longer term benefits. It is too early to assess the long run impact of the coup. Largely in response to the coup, Ivory Coast debt declined over 21% during the Fund's fiscal year, making it the worst performer in the emerging debt universe.

EASTERN EUROPE

Eastern European returns were dominated by developments in Russia. A variety of important fundamental developments occurred in Russia during the year:

     The lower house of the Duma passed the 2000 budget that emphasizes increased tax collection and deficit reduction.

     Duma elections in December 1999 reduced the influence of the Communist party and made the moderate bloc the largest faction in Congress.

     The IMF engaged in an active dialogue with the Russian government which encouraged the Russians and the London Club. (The London Club is the official group of creditors lending to emerging market governments.)

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

     The Russian government reached an agreement with the London Club on restructuring Soviet-era debt. This agreement helps clarify Russia's debt burden and increases the likelihood that Russia can return to the market for financing in the next 12-18 months.

     In a development with the greatest potential long-range implications, President Yeltsin resigned and appointed Prime Minister Putin acting President. This step paved the way for presidential elections in March 2000. Acting President Putin is the overwhelming favorite. Putin was elected President on the first ballot of the March 26, 2000 election.

Russian debt returned 216% during the Fund's fiscal year.

The Fund has concluded a successful fiscal year. The outlook for emerging markets debt remains very strong with spreads at approximately 800 basis points over Treasuries. Improving credit fundamentals and political stability have created an attractive environment for investments in emerging markets debt.

                                    *  *  *

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST, for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Floating Rate Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

William D. Cvengros                              Heath B. McLendon
William D. Cvengros                              Heath B. McLendon
Co-Chairman of the Board                         Co-Chairman of the Board

Peter J. Wilby                                   Thomas K. Flanagan
Peter J. Wilby                                   Thomas K. Flanagan
Executive Vice President                         Executive Vice President

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

SCHEDULE OF INVESTMENTS
February 29, 2000

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
SOVEREIGN BONDS  -- 80.9%
ARGENTINA  -- 5.9%
                    Republic of Argentina:
$   900,000          11.750% due 4/7/09.........................................  $   908,100
  1,342,000          FRB, Series L, 6.8125% due 3/31/05 (a).....................    1,243,028
                                                                                  -----------
                                                                                    2,151,128
                                                                                  -----------
BRAZIL  -- 17.9%
                    Federal Republic of Brazil:
  3,924,750          MYDFA, 6.8125% due 9/15/07 (a)(b)..........................    3,262,448
  3,900,000          NMB, Series L, 7.000% due 4/15/09 (a)......................    3,217,500
                                                                                  -----------
                                                                                    6,479,948
                                                                                  -----------
BULGARIA  -- 6.6%
                    Republic of Bulgaria:
    300,000          FLIRB, Series A, 2.750% due 7/28/12 (a)....................      225,000
  2,600,000          IAB, 7.0625% due 7/28/11 (a)...............................    2,148,250
                                                                                  -----------
                                                                                    2,373,250
                                                                                  -----------
COLOMBIA  -- 5.4%
                    Republic of Colombia:
  1,700,000          10.875% due 3/9/04.........................................    1,700,000
    350,000          8.375% due 2/15/27.........................................      254,625
                                                                                  -----------
                                                                                    1,954,625
                                                                                  -----------
CROATIA  -- 5.7%
  2,195,455         Republic of Croatia, FRB, Series A, 7.0625% due 7/31/10 (a).    2,050,006
                                                                                  -----------
IVORY COAST  -- 5.5%
 10,400,000         Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18 (a)......    1,976,000
                                                                                  -----------
PERU  -- 5.9%
  3,300,000         Republic of Peru, FLIRB, 3.750% due 3/7/17 (a)..............    2,117,115
                                                                                  -----------
RUSSIA  -- 6.7%
  3,100,000         Russia, Ministry of Finance, 12.750% due 6/24/28............    2,421,875
                                                                                  -----------
VENEZUELA  -- 21.3%
                    Republic of Venezuela:
  1,333,335          DCB, Series DL, 7.000% due 12/18/07 (a)....................    1,113,335
  7,321,380          FLIRB, Series A, 6.875% due 3/31/07 (a)....................    6,138,523
    535,710          FLIRB, Series B, 6.875% due 3/31/07 (a)....................      449,160
                                                                                  -----------
                                                                                    7,701,018
                                                                                  -----------

                    TOTAL SOVEREIGN BONDS (Cost  -- $26,706,980)................   29,224,965
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
SCHEDULE OF INVESTMENTS (continued)
February 29, 2000

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS(c)  -- 19.1%
$ 3,764,708         Kingdom of Morocco, Tranche B, 6.84375% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc, Merrill Lynch) (a)...  $ 3,590,590
                    The People's Democratic Republic of Algeria (Chase
                     Manhattan):
    800,000          Tranche 1, 6.8125% due 9/4/06 (a)..........................      628,000
  3,600,000          Tranche 3, 6.8125% due 3/4/10 (a)..........................    2,664,000
                                                                                  -----------

                    TOTAL LOAN PARTICIPATIONS (Cost  -- $6,197,862).............    6,882,590
                                                                                  -----------

                    TOTAL INVESTMENTS  -- 100% (Cost  -- $32,904,842*)..........  $36,107,555
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:

    DCB  -- Debt Conversion Bond.

    FLIRB  -- Front Loaded Interest Reduction Bond.

    FRB  -- Floating Rate Bond.

    IAB   -- Interest in Arrears Bond.

    NMB  -- New Money Bond.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000

ASSETS:
   Investments, at value (Cost -- $32,904,842)..............  $36,107,555
   Cash.....................................................       25,643
   Receivable for securities sold...........................   14,335,472
   Interest receivable......................................    1,105,583
                                                              -----------
   TOTAL ASSETS.............................................   51,574,253
                                                              -----------
LIABILITIES:
   Management fees payable..................................       44,254
   Accrued expenses.........................................      124,699
                                                              -----------
   TOTAL LIABILITIES........................................      168,953
                                                              -----------
   TOTAL NET ASSETS.........................................  $51,405,300
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,255,362 shares outstanding)...................  $     4,255
   Additional paid-in capital...............................   58,885,358
   Undistributed net investment income......................       48,348
   Accumulated net realized loss from security
    transactions............................................  (10,735,374)
   Net unrealized appreciation of investments...............    3,202,713
                                                              -----------
   TOTAL NET ASSETS.........................................  $51,405,300
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($51,405,300 [div] 4,255,362
 shares)....................................................       $12.08
                                                                   ------
                                                                   ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

STATEMENT OF OPERATIONS
For the Year Ended February 29, 2000

INCOME:
   Interest.................................................  $ 7,379,819
                                                              -----------
EXPENSES:
   Management fees (Note 2).................................      521,036
   Audit fees...............................................       58,517
   Shareholder reporting fees...............................       31,354
   Directors' fees..........................................       30,870
   Transfer agent fees......................................       28,207
   Registration fees........................................       15,824
   Amortization of deferred organization costs (Note 1).....        1,525
   Other....................................................       29,224
                                                              -----------
   TOTAL EXPENSES...........................................      716,557
                                                              -----------
NET INVESTMENT INCOME.......................................    6,663,262
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Net Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   77,312,979
      Cost of securities sold...............................   80,529,865
                                                              -----------
   NET REALIZED LOSS........................................   (3,216,886)
                                                              -----------
   Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
      Beginning of year.....................................   (8,007,989)
      End of year...........................................    3,202,713
                                                              -----------
   INCREASE IN NET UNREALIZED APPRECIATION..................   11,210,702
                                                              -----------
NET GAIN ON INVESTMENTS.....................................    7,993,816
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $14,657,078
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended February 29, 2000
and the Year Ended February 26, 1999

                                                                 2000           1999
----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 6,663,262   $  6,816,423
   Net realized loss........................................   (3,216,886)    (7,514,243)
   Increase in net unrealized appreciation (depreciation)...   11,210,702    (13,876,863)
                                                              -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   14,657,078    (14,574,683)
                                                              -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (6,746,505)    (6,684,832)
   Net realized gains.......................................           --     (1,170,913)
                                                              -----------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (6,746,505)    (7,855,745)
                                                              -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued in reinvestment of dividends
    (28,847 and 38,528 shares issued, respectively).........      332,230        450,844
                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    8,242,803    (21,979,584)
NET ASSETS:
   Beginning of year........................................   43,162,497     65,142,081
                                                              -----------   ------------
   END OF YEAR (includes undistributed net investment income
    of $48,348 and $131,591, respectively)................... $51,405,300   $ 43,162,497
                                                              -----------   ------------
                                                              -----------   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) DEFERRED ORGANIZATION COSTS. Organization costs amounting to $115,541 were incurred in connection with the organization of the Fund. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. The remaining unamortized organization costs of $1,525 were fully expensed on the first day of the Fund's current fiscal year.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

NOTE 2. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was transferred to the Investment Manager from Value Advisors LLC, a subsidiary of the Investment Manager, on November 2, 1999.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

The Investment Adviser has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ('SSBC'), an affiliate of the Investment Adviser pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The management agreement, the investment advisory agreement and administration agreement were most recently approved by stockholders of the Fund at a special meeting of stockholders held on February 24, 2000. Approval of the agreements was necessary due to the acquisition by Allianz of America, Inc. of approximately 70% of the outstanding partnership interests in the Investment Manager.

At February 29, 2000, the Investment Adviser owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

For the year ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $74,659,416
                                                              -----------
                                                              -----------
Sales.......................................................  $77,312,979
                                                              -----------
                                                              -----------

At February 29, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 4,183,103
Gross unrealized depreciation...............................     (980,390)
                                                              -----------
Net unrealized appreciation.................................  $ 3,202,713
                                                              -----------
                                                              -----------

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

NOTE 4. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in the loan.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 29, 2000, the Fund held loan participations with a total cost of $6,197,862.

NOTE 5. CREDIT AND MARKET RISK

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 29, 2000, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

NOTE 6. DIVIDENDS SUBSEQUENT TO FEBRUARY 29, 2000

Subsequent to February 29, 2000, the Board of Directors of the Fund declared dividends of $0.1325 per common share payable March 31, 2000 and April 28, 2000 to shareholders of record on March 14, 2000 and April 18, 2000, respectively.

NOTE 7. CAPITAL LOSS CARRYFORWARD

At February 29, 2000, the Fund had, for Federal income tax purposes, approximately $10,735,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                                                 2007         2008         TOTAL
                                                                 ----         ----         -----
Carryforward Amounts........................................  $6,104,000   $4,631,000   $10,735,000

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

FINANCIAL HIGHLIGHTS
Data for a share of common stock outstanding throughout each year shown below:

                                                 FEB. 29,     FEB. 26,     FEB. 27,     FEB. 28,     FEB. 29,
                                                   2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR.............  $ 10.21      $ 15.55      $ 16.71      $ 13.66      $ 11.92
                                                 -------      --------     -------      -------      -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income.........................     1.57         1.62         1.51         1.56         1.66
 Net realized and unrealized gain (loss).......     1.89        (5.09)        0.07         3.10         1.75
                                                 -------      --------     -------      -------      -------
Total Income (Loss) From Operations............     3.46        (3.47)        1.58         4.66         3.41
                                                 -------      --------     -------      -------      -------
LESS DISTRIBUTIONS FROM:
 Net investment income.........................    (1.59)       (1.59)       (1.53)       (1.61)       (1.67)
 Net realized gains............................       --        (0.28)       (1.21)          --           --
                                                 -------      --------     -------      -------      -------

Total Distributions............................    (1.59)       (1.87)       (2.74)       (1.61)       (1.67)
                                                 -------      --------     -------      -------      -------

NET ASSET VALUE, END OF YEAR...................  $ 12.08      $ 10.21      $ 15.55      $ 16.71      $ 13.66
                                                 -------      --------     -------      -------      -------
                                                 -------      --------     -------      -------      -------

MARKET VALUE, END OF YEAR......................  $ 11.00      $12.1875     $ 16.50      $17.125      $ 13.75
                                                 -------      --------     -------      -------      -------
                                                 -------      --------     -------      -------      -------

TOTAL RETURN, BASED ON MARKET VALUE(1).........     3.74%      (13.64)%      14.04%       38.28%       33.31%

NET ASSETS, END OF YEAR (000S).................  $51,405      $43,162      $65,142      $69,651      $56,631

RATIOS TO AVERAGE NET ASSETS:
 Expenses......................................     1.51%        1.58%        1.49%        1.52%        1.65%
 Net investment income.........................    14.02%       12.95%        9.19%       10.28%       12.99%

PORTFOLIO TURNOVER RATE........................      172%         163%         214%         120%          70%
-------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2000

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

                                                                                         NET REALIZED &
                                                                 NET INVESTMENT            UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED(a)                                             TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

May 29, 1998................................................  $1,638      $0.39       $ (2,338)   $(0.56)
August 31, 1998.............................................   1,761       0.42        (22,937)    (5.45)
November 30, 1998...........................................   1,723       0.41          7,769      1.85
February 26, 1999...........................................   1,694       0.40         (3,885)    (0.93)
May 28, 1999................................................   1,700       0.40          1,989      0.47
August 31, 1999.............................................   1,597       0.38           (787)    (0.18)
November 30, 1999...........................................   1,630       0.38          3,703      0.87
February 29, 2000...........................................   1,736       0.41          3,089      0.73
----------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.

OTHER INFORMATION (unaudited)

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the 'Year 2000' issue). It is still possible that some computer systems could malfunction in the future because of the year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

On May 11, 1999, the Annual Meeting of the Fund's stockholders was held for the purpose of voting on the following matters:

    1. The election of Dr. Riordan Roett and Jeswald W. Salacuse as directors of the Fund until the year 2002; and

    2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended February 29, 2000.

    The results of the vote on Proposal 1 were as follows:

                                                                 % OF SHARES    VOTES     % OF SHARES
NAME OF DIRECTORS                                    VOTES FOR    VOTED FOR    AGAINST   VOTED AGAINST
------------------------------------------------------------------------------------------------------

Dr. Riordan Roett                                    3,901,956       97.9%     83,793          2.1%
Jeswald W. Salacuse                                  3,903,406       97.9      82,343          2.1
------------------------------------------------------------------------------------------------------

    The results of the vote on Proposal 2 were as follows:

           % OF SHARES    VOTES     % OF SHARES      VOTES     % OF SHARES
VOTES FOR   VOTED FOR    AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
--------------------------------------------------------------------------

3,937,074     98.8%      15,293        0.4%         33,382        0.8%
--------------------------------------------------------------------------

                                     *  *  *

On February 24, 2000, the Special Meeting of the Fund's stockholders was held for the purpose of voting on the following matters:

    1. The approval of new management agreement between PIMCO Advisors L.P. and the Fund; and

    2. The approval of new investment advisory and administration agreement among PIMCO Advisors L.P., Salomon Brothers Asset Management Inc and the Fund.

    The results of the vote on Proposal 1 were as follows:

           % OF SHARES    VOTES     % OF SHARES      VOTES     % OF SHARES
VOTES FOR   VOTED FOR    AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
--------------------------------------------------------------------------

3,810,553     97.5%      44,994        1.2%         50,554        1.3%
--------------------------------------------------------------------------

    The results of the vote on Proposal 2 were as follows:

           % OF SHARES    VOTES     % OF SHARES      VOTES     % OF SHARES
VOTES FOR   VOTED FOR    AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
--------------------------------------------------------------------------

3,814,415     97.6%      42,556        1.1%         49,130        1.3%
--------------------------------------------------------------------------

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

DIVIDEND REINVESTMENT PLAN (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

DIRECTORS

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Inc.

WILLIAM D. CVENGROS
    Co-Chairman of the Board;
    Chief Executive Officer and
    President of Value Advisors LLC and
    President of PIMCO Advisors L.P.

LESLIE H. GELB
    President, The Council on
    Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.; President and Director, SSB Citi Fund
    Management LLC and Travelers
    Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial
    Law, and formerly Dean, The Fletcher
    School of Law & Diplomacy
    Tufts University

OFFICERS

WILLIAM D. CVENGROS
    Co-Chairman of the Board

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

THE EMERGING MARKETS
FLOATING RATE FUND INC.
    7 World Trade Center
    New York, New York 10048

TELEPHONE
     1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EFL

The Emerging Markets
Floating Rate Fund Inc.


ANNUAL REPORT
FEBRUARY 29, 2000

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


---------------------
     BULK RATE
   U.S. POSTAGE
        PAID
 STATEN ISLAND, NY
     PERMIT No.
         169
---------------------

EFLANN 2/00


                          STATEMENT OF DIFFERENCES

The division sign shall be expressed as.................................[div]